AMENDMENT NO. 1 AND WAIVER

This Amendment No. 1 and Waiver (this "Amendment"), dated as of November 8, 2004, is entered into by and between HOME SOLUTIONS OF AMERICA, INC., a Delaware corporation (the "Company"), and LAURUS MASTER FUND, LTD., a Cayman Islands company ("Laurus"), for the purpose of amending the terms of (i) the Security Agreement, dated as of January 22, 2004, by and between the Company and Laurus (as amended, modified or supplemented from time to time, the "Securities Purchase Agreement"), (ii) the Secured Convertible Minimum Borrowing Note, dated January 22, 2004 (as amended, modified or supplemented from time to time, the "Minimum Borrowing Note") issued by the Company pursuant to the Security Agreement, and (iii) the Registration Rights Agreement by and between the Company and Laurus, dated as of January 22, 2004 (as amended, modified or supplemented from time to time, the "Registration Rights Agreement" and, together with the Security Agreement and the Minimum Borrowing Note, the "Loan Documents").  Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Security Agreement.

WHEREAS, the Company and Laurus have agreed to make certain changes to the Loan Documents as set forth herein; and

WHEREAS, Laurus has agreed to waive that certain event consisting of  the failure by the Company to comply with Section 8 of the Security Agreement prior to the date hereof (the "Existing Non-Compliance")  and, in consideration therefore, the receipt of which is hereby acknowledged, the Company has agreed to issue an additional common stock purchase warrant to Laurus to purchase up to 50,000 shares of the Common Stock of the Company (the "New Warrant");

            NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.       Section 2.2 of the Minimum Borrowing Note is hereby amended by deleting the said Section in its entirety and inserting the following new Section 2.2 in lieu thereof:

         "2.2 Fixed Conversion Price.  For purposes hereof, subject to Section 3.5 hereof, the "Fixed Conversion Price" shall mean: (i) with respect to the first $1,000,000 principal amount of this Note converted pursuant to the terms hereof (and all interest and fees related thereto), $1.35 (no antidilution adjustment shall be made to such portion of the Fixed Conversion Price in respect of any dilution events occurring during the period of January 23, 2004 through the date of this Amendment), and (ii) with respect to the remaining principal amount of this Note converted pursuant to the terms hereof (and all interest and fees related thereto), $1.88."

            2.         The Company hereby agrees to, on or prior to November 30, 2004, file a Rule 424(b) supplement (the "Post-Effective Supplement") to its Registration Statement with the Securities and Exchange Commission (the "SEC") relating to the Minimum Borrowing Note and the warrants issued in connection therewith (the "Existing Registration Statement"), which Post-Effective Supplement stating the Fixed Conversion Price applicable to the Minimum Borrowing Note, after giving effect to the amendment set forth in Section 1 of this Amendment. .

            3.         Laurus and the Company hereby agree that as promptly as practicable following receipt by Laurus of confirmation by the Securities and Exchange Commission that the Existing Registration Statement is effective after giving effect to this Amendment or remains effective after giving effect to the filing by the Company of the Post Effective Supplement, Laurus shall convert into Common Stock of the Company, outstanding Obligations of the Company in an amount equal to $150,000 (to be applied first against the interest and then principal portions of such outstanding Obligations), at a conversion price of $1.35 per share.    Laurus and the Company hereby agree that, notwithstanding any prior agreement to the contrary, the shares of Common Stock underlying the New Warrant shall be registered in the Company's next registration statement on Form S-3 (or such other appropriate form, excluding a Form S-8); provided, however, that the Company shall register such shares immediately upon the written demand from Laurus if registration does not occur on or before July 15, 2005.

4.     Laurus hereby waives any Event of Default that may have occurred in connection with the Existing Non-Compliance, and any potential fees associated with any such Existing Non-Compliance.  Furthermore, Laurus hereby represents that it does not know of any Event of Default that has occurred and is continuing on the date hereof (after giving effect to this Amendment).

5.       Section 8(a) of the Security Agreement is hereby deleted and the following new Section 8(a) is hereby inserted in lieu thereof:

                        "(a) Company will, and will cause each of its Subsidiaries to, irrevocably direct all of its present and future Account Debtors and other Persons obligated to make payments constituting Collateral to make such payments directly to the lockbox maintained by Company and/or such Subsidiary, as applicable (the "Lockbox") with North Fork Bank or such other financial institution accepted by Laurus in writing as may be selected by Company (the "Lockbox Bank") pursuant to the terms of the certain agreements to be entered into by the Lockbox Bank, the Company and/or Laurus, which agreements shall be acceptable to Laurus.  On or prior to December 13, 2004, Company shall and shall cause its Subsidiaries and the Lockbox Bank to, enter into all such documentation acceptable to Laurus pursuant to which, among other things, the Lockbox Bank agrees to:  (a) sweep the Lockbox on a daily basis and deposit all checks received therein to an account designated by Laurus in writing and (b) comply only with the instructions or other directions of Laurus concerning the Lockbox.  All of Company's and its Subsidiaires' invoices, account statements and other written or oral communications directing, instructing, demanding or requesting payment of any Account of Company or any of its Subsidiaries or any other amount constituting Collateral shall conspicuously direct that all payments be made to the Lockbox or such other address as Laurus may direct in writing.  If, notwithstanding the instructions to Account Debtors, Company or any of its Subsidiaires receives any payments, Company or such Subsidiary, as the case may be, shall immediately remit such payments to Laurus in their original form with all necessary endorsements.  Until so remitted, Company or such Subsidiary, as the case may be, shall hold all such payments in trust for and as the property of Laurus and shall not commingle such payments with any of its other funds or property."

6.          This Amendment shall be effective as of the date hereof following (i) the execution and delivery of same by each of the Company and Laurus and (ii) the execution and delivery of the New Warrant to Laurus.

7.          Except as specifically set forth in this Amendment, there are no other amendments to the Loan Documents, and all of the other forms, terms and provisions of the Loan Documents remain in full force and effect.

8.          The Company hereby represents and warrants to Laurus that as of the date hereof all representations, warranties and covenants made by Company in connection with the Loan Documents are true, correct and complete and all of Company's and its Subsidiaries' covenant requirements have been met.

9.          This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns.  THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.  This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

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IN WITNESS WHEREOF, each of the Company and Laurus has caused this Amendment to the Loan Documents to be signed in its name effective as of this 8th day of November, 2004.

HOME SOLUTIONS OF AMERICA, INC.

By:________________________________
    Name:
    Title:

LAURUS MASTER FUND, LTD.

                                                                        By:______________________________
                                                                            Name:
                                                                            Title: